UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2008
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51481 (Commission File Number)	13-3986004 (IRS Employer Identification No.)

3 West Main Street, Suite 201, Irvington, New York (Address of principal executive offices)	10533 (Zip Code)
Registrant’s telephone number, including area code (914) 591-3783

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
     On July 31, 2008, the Registrant entered into a Placement Agency Agreement with Needham & Company, LLC related to a registered direct offering of up to 2,088,451 shares of its common stock. Under the terms of the transaction, the Registrant will sell the common stock at $5.68 per share to a group of accredited investors for gross proceeds of approximately $11.8 million. The closing of the offering is expected to take place on or about August 5, 2008, subject to the satisfaction of customary closing conditions.
     A copy of the Placement Agency Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The form of Subscription Agreement to be entered into with each investor is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
     The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on July 31, 2008, in connection with a shelf takedown from the Registrant’s registration statement on Form S-3 (File No. 333-151935), which became effective on July 7, 2008. A copy of the opinion of Dreier LLP relating to the legality of the issuance and sale of shares in the offering is attached as Exhibit 5.1 hereto.
     On July 31, 2008, the Registrant issued a press release announcing the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(b) Exhibits.

EXHIBIT NO.	DESCRIPTION

1.1	Placement Agency Agreement dated July 31, 2008 between the Registrant and Needham & Company, LLC.

5.1	Opinion of Dreier LLP.

10.1	Form of Subscription Agreement between the Registrant and each investor.

23.1	Consent of Dreier LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Press Release of the Registrant dated July 31, 2008 titled “Electro-Optical Sciences Announces $11.8 Million Registered Direct Offering”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.
Date: July 31, 2008	By:	/s/ Richard I. Steinhart
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

1.1	Placement Agency Agreement dated July 31, 2008 between the Registrant and Needham & Company, LLC.

5.1	Opinion of Dreier LLP.

10.1	Form of Subscription Agreement between the Registrant and each investor.

23.1	Consent of Dreier LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Press Release of the Registrant dated July 31, 2008 titled “Electro-Optical Sciences Announces $11.8 Million Registered Direct Offering”